Exhibit 10.1

securities PURCHASE AGREEMENT

by and among

IRIDEX Corporation

and

the parties named herein on Schedule 1, as Purchasers

March 19, 2025

This securities PURCHASE AGREEMENT (this “Agreement”) is dated as of March 19, 2025, by and among IRIDEX Corporation, a Delaware corporation (the “Company”), and the purchasers identified on Schedule 1 hereto (each a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and each Purchaser, severally and not jointly, desires to purchase from the Company an aggregate of six hundred thousand (600,000) shares of Series B Preferred Stock (as defined below) (each, a “Security” and collectively, the “Securities”), on the terms and conditions set forth in this Agreement, and in the amount set forth opposite such Purchaser’s name on Schedule 1 hereto.

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering an Investor Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Investor Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights to the Purchasers.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

DEFINITIONS
1.1
Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(i).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Agreement” shall have the meaning ascribed to such term in the Preamble and shall also include the Disclosure Schedules.

“Blue Sky Laws” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“Board” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of California are authorized or required by law or other governmental action to close.

“Certificate of Designation” means the Certificate of Designation, Preferences and Rights of Series B Preferred Stock of Iridex Corporation filed with the Secretary of State of the State of Delaware following the Requisite Approval and prior to the Closing.

“Certificates” shall have the meaning ascribed to such term in Section 2.2(b)(iii).

“Closing” shall have the meaning ascribed to such term in Section 2.1(a).

“Closing Date” shall have the meaning ascribed to such term in Section 2.1(a).

“Commission” means the Securities and Exchange Commission.

“Common Stock” shall mean the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Company” shall have the meaning ascribed to such term in the Preamble.

“Company IP” shall have the meaning ascribed to such term in Section 3.1(k).

“Contemplated Transactions” shall have the meaning ascribed to such term in Section 3.1(a)(ii).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock purchased by the Purchasers pursuant to the Purchase Agreement.

“Disclosure Schedules” means the Disclosure Schedules concurrently delivered herewith.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Statements” shall have the meaning ascribed to such term in Section 3.1(h)(ii).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h)(iii).

“Governmental Body” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“Indemnified Party” shall have the meaning ascribed to such term in Section 5.3.

“Indemnifying Party” shall have the meaning ascribed to such term in Section 5.3.

“Investor Rights Agreement” shall have the meaning ascribed to such term in the recitals hereto.

“Legal Requirement” shall have the meaning ascribed to such term in Section 3.1(g).

“Lien” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction, except for a lien for current taxes not yet due and payable and a minor imperfection of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(a)(i).

“Material Agreements” shall have the meaning ascribed to such term in Section 3.1(f)(i).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(p).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(s).

“Note Transaction Documents” shall mean the Note Purchase Agreement, dated as of March 19, 2025 (as amended, modified or supplemented), by and among the Company and the Investors (as defined in the Purchase Agreement) party thereto, together with the convertible promissory note issued thereunder, and any other documents or agreements executed in connection with the transactions contemplated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” means the Series B Preferred Stock of the Company, par value $0.01 per share, with the rights, privileges and preferences set forth in the Certificate of Designation.

“Purchase Amount” means, as to each Purchaser, the amount set forth beside such Purchaser’s name on Schedule 1 hereto, in United States dollars and in immediately available funds.

“Purchaser” shall have the meaning ascribed to such term in the Preamble.

“Requisite Approvals” shall mean (i) the approval of the holders of the Common Stock, together with any other securities of the Company entitled to vote on a matter being voted on by holders of the Common Stock, as provided for pursuant to the applicable rules and regulations of the Nasdaq Stock Markets (or any successor entity), including Rule 5635 of The Nasdaq Stock Market Rules, with respect to the transactions contemplated by the Transaction Documents, including permitting the full issuance and/or conversion of all of the Company’s securities offered and sold pursuant to the Transaction Documents (and any securities issuable in accordance with the terms of such securities), and (ii) the Company’s filing of a Nasdaq Listing of Additional Shares notification form for the Conversion Shares issuable upon conversion of the Securities.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Documents” shall have the meaning ascribed to such term in Section 3.1(h)(i).

“Securities” shall have the meaning ascribed to such term in the recitals hereto.

“Securities Act” means the Securities Act of 1933, as amended.

“Secretary’s Certificate” shall have the meaning ascribed to such term in Section 2.2(b)(vi).

“Subsidiary” means, with respect to any entity, any corporation or other organization of which securities or other ownership interest having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, are directly or indirectly owned by such entity or of which such entity is a partner or is, directly or indirectly, the beneficial owner of 50% or more of any class of equity securities or equivalent profit participation interests.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Capital Market.

“Transaction Documents” means this Agreement, the Investor Rights Agreement, the Note Transaction Documents, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II

PURCHASE AND SALE
2.1
Closing.
(a)
The closing of the transactions contemplated under this Agreement (the “Closing”) will take place upon the execution of this Agreement by the Company and the Purchasers immediately following satisfaction or waiver of the conditions set forth in Sections 2.2 and 2.3 (other than those conditions which by their terms are not to be satisfied or waived until the Closing), at the offices of Wilson Sonsini Goodrich & Rosati, PC, 650 Page Mill Road, Palo Alto, CA 94304 (or remotely via exchange of documents and signatures) or at such other place or day as may be mutually acceptable to the Purchasers and the Company. The date on which the Closing occurs is the “Closing Date”.

(b)
At the Closing, each Purchaser shall purchase, severally and not jointly, and the Company shall issue and sell to each Purchaser that number of Securities set forth opposite such Purchaser’s name on Schedule 1 hereto.
(c)
The purchase price for each Security to be purchased by each such Purchaser at the Closing shall be equal to $10.00 per Security.
2.2
Conditions to Obligations of Purchasers to Effect the Closing. The obligations of each Purchaser to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived in writing, by the Purchasers purchasing a majority of the Securities to be sold pursuant to this Agreement:
(a)
Prior to the Closing the Company shall have furnished to the Purchasers and their advisors, if any, all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser; and
(b)
At the Closing (unless otherwise specified below) the Company shall deliver or cause to be delivered to each Purchaser the following:
(i)
this Agreement, duly executed by the Company;
(ii)
a copy of the Irrevocable Transfer Agreement Instructions in the form of Exhibit B attached hereto, which instructions shall have been delivered to and acknowledged by the Company’s transfer agent;
(iii)
one or more stock certificates (the “Certificates”) registered in the name of each Purchaser, representing the number of Securities set forth opposite such Purchaser’s name on Schedule 1 hereto, and bearing the legend set forth in Section 4.1(b) herein;
(iv)
the Investor Rights Agreement, duly executed by the Company; and
(v)
a certificate of the Secretary of the Company (the “Secretary’s Certificate”) in the form of Exhibit C hereto, attaching a true copy of the certificate of incorporation and bylaws of the Company, as amended to the Closing Date, and attaching true and complete copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents.
(c)
All representations and warranties of the Company contained in the Transaction Documents shall remain true and correct in all material respects as of the Closing Date as though such representations and warranties were made on such date (except those representations and warranties that address matters only as of a particular date will remain true and correct as of such date).

(d)
As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.
(e)
From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or California State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.
(f)
The Company shall have filed the Certificate of Designation.
2.3
Conditions to Obligations of the Company to Effect the Closing.
(a)
The obligations of the Company to effect the Closing and the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, by the Company:
(i)
this Agreement, duly executed by such Purchaser;
(ii)
such Purchaser’s Purchase Amount, by wire transfer of immediately available funds; and
(iii)
the Investor Rights Agreement, duly executed by such Purchaser.
(b)
All representations and warranties of each of the Purchasers contained herein shall remain true and correct as of the Closing Date as though such representations and warranties were made on such date.
(c)
The Company shall have filed the Certificate of Designation.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
3.1
Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith and except as provided in the SEC Documents, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each Purchaser:
(a)
Corporate Organization; Authority; Due Authorization.
(i)
The Company (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (B) has the corporate power and authority to own or lease its properties as and in the places where its business is now conducted and to carry on its business as now conducted, and (C) is duly qualified as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify, individually or in the aggregate, would have or would reasonably be expected to result in (i) a material adverse effect on the legality, validity or the enforceability of any Transaction Document, (ii) a material adverse effect on the operations, assets, liabilities, financial condition or business of the Company and its Subsidiaries taken as a whole or (iii) a material adverse effect on the Company’s ability to perform main any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii), or (iii) a “Material Adverse Effect”), and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such qualification. Set forth in Schedule 3.1(a) of the Disclosure Schedule is a complete and correct list of all Subsidiaries of the Company. Each such Subsidiary is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have, individually or in the aggregate, a Material Adverse Effect and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such qualification.
(ii)
Subject to the Company’s receipt of the Requisite Approval and the filing of the Certificate of Designation, the Company (A) has the requisite corporate power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (B) has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby (the “Contemplated Transactions”) and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. Subject to the Company’s receipt of the Requisite Approval and the filing of the Certificate of Designation, this Agreement is and each of the other Transaction Documents will be on the Closing Date a valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).
(b)
Capitalization.
(i)
As of the date hereof, the authorized capital stock of the Company consisted of 30,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, 500,000 of which have been designated Series A Preferred Stock and upon filing of the Certificate of

Designation, 1,000,000 of which have been designated Series B Preferred Stock. As of December 28, 2024, the Company has 16,636,380 shares of Common Stock outstanding and no shares of preferred stock outstanding. Since December 28, 2024, no shares of Common Stock or Preferred Stock have been issued by the Company other than pursuant to the exercise of an option to purchase Common Stock granted under the 2008 Equity Incentive Plan (the “Stock Plan”) or as a result of vesting of a restricted stock unit under the Stock Plan. All outstanding shares of capital stock of the Company were issued in compliance with all applicable Federal and state securities laws, and the issuance of such shares was duly authorized by all necessary corporate action on the part of the Company. Except as contemplated by this Agreement or as set forth in the SEC Documents or in Schedule 3.1(b) of the Disclosure Schedule, there are (A) no outstanding subscriptions, warrants, options, conversion privileges or other rights or agreements obligating the Company to purchase or otherwise acquire or issue any shares of capital stock of the Company (or shares reserved for such purpose), (B) no preemptive rights contained in the Company’s certificate of incorporation, as amended, the bylaws of the Company or contracts to which the Company is a party or rights of first refusal with respect to the issuance of additional shares of capital stock of the Company, including without limitation the Conversion Shares, and (C) no commitments or understandings (oral or written) of the Company to issue any shares, warrants, options or other rights to acquire any equity securities of the Company. To the Company’s knowledge, except as set forth in Schedule 3.1(b) of the Disclosure Schedule or in the Transaction Documents, none of the shares of Common Stock are subject to any stockholders’ agreement, voting trust agreement or similar arrangement or understanding. Except as set forth in Schedule 3.1(b) of the Disclosure Schedule, the Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.
(ii)
The Series B Preferred Stock has the rights, preferences, privileges and restrictions as stated in the Certificate of Designation.
(iii)
With respect to each Subsidiary of the Company, except as set forth in Schedule 3.1(b) of the Disclosure Schedule, (i) all the issued and outstanding shares of each Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable Federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of any Subsidiary’s capital stock or any such options, rights, convertible securities or obligations. Except as disclosed in the SEC Documents or Schedule 3.1(b) of the Disclosure Schedule, the Company beneficially owns 100% of the outstanding equity securities of each Subsidiary of the Company.
(c)
Issuance of Securities. Subject to the filing of the Certificate of Designation, the Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Investor Rights Agreement. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon conversion of the Securities, subject to the Company’s receipt of the Requisite Approvals and the filing of the Certificate of Designation.
(d)
Private Offering/Integrated Offering. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market, subject to the Company’s receipt of the Requisite Approval. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that could cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which could require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated. The Company agrees that neither the Company nor anyone acting on its behalf will offer the Securities or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Securities subject to the registration requirements of Section 5 of the Securities Act.
(e)
Brokers and Finders’ Fees. No brokerage or finders’ fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.
(f)
No Conflict; Required Filings and Consents.
(i)
The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company do not, and the consummation by the Company of the Contemplated Transactions will not, subject to the Company’s receipt of the Requisite Approval and the filing of the Certificate of Designation, (A) conflict with or violate the certificate of incorporation or the bylaws of the Company or its Subsidiaries, (B) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (C) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under, or give to others any right of purchase or sale, or any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a Lien on any property or asset of the Company or of any of its Subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or of any of its Subsidiaries is bound or affected (the “Material Agreements”).
(ii)
The execution and delivery of this Agreement and the other Transaction Documents by the Company do not, and the performance of this Agreement and the other Transaction Documents and the consummation by the Company of the Contemplated Transactions will not, subject to the Company’s receipt of the Requisite Approvals, require, on the part or in respect of the Company, any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body (as hereinafter defined) except for (i) the filings required by Section 4.4 of this Agreement, (ii) the filing of a Form D with the SEC and applicable requirements, if any, of the Exchange Act or any state securities or “blue sky” laws (collectively, “Blue Sky Laws”), (iii) the filing of a registration statement with the Commission to the extent required by the Investor Rights Agreement, (iv) any approval that may be required by each applicable Trading Market for the listing of the Securities for trading thereon in the time and manner required thereby, and (v) the filing of the Certificate of Designation. The Company further represents and warrants that all required regulatory filings and notifications have been duly made or will be made within the applicable statutory or regulatory timeframe, and in any event no later than five (5) business days following the Closing Date, to ensure full compliance with applicable laws, rules, and regulations and to mitigate any potential regulatory risks. For purposes of this Agreement, “Governmental Body” shall mean any: (A) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (B) federal, state, local, municipal, foreign or other government; or (C) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).
(g)
Compliance. Except as set forth in the SEC Documents or in Schedule 3.1(g) of the Disclosure Schedule, and subject to the Company’s receipt of the Requisite Approvals and the filing of the Certificate of Designation, neither the Company nor any Subsidiary of the Company is in conflict with, or in default or violation of (A) any law, rule, regulation, order, judgment or decree applicable to the Company or such Subsidiary or by which any property or asset of the Company or such Subsidiary is bound or affected (“Legal Requirement”), or (B) any Material Agreement, in each case except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary of the Company has received any written notice or other communication from any Governmental Body regarding any actual or possible violation of, or failure to comply with, any Legal Requirement, except any such violations or failures that would not, individually or in the aggregate, have a Material Adverse Effect.
(h)
SEC Documents; Financial Statements.
(i)
The Company has filed all reports schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act including pursuant to Section 13(a) or 15(d) thereof, since September 28, 2024 (the foregoing materials including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed an such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Documents when filed contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. In addition, Company warrants it has no unresolved SEC comment letters, enforcement actions, or pending regulatory inquiries.
(ii)
The Company’s Annual Report on Form 10-K for the year ended December 30, 2023, includes consolidated balance sheets as of December 30, 2023 and December 31, 2022 and consolidated statements of income and cash flows for the one year periods then ended (collectively, the “Financial Statements”).
(iii)
The Financial Statements (including the related notes and schedules thereto) have been prepared in accordance with generally accepted accounting principles in the United States, applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such Financial Statements or the notes thereto. The Financial Statements (including the related notes and schedules thereto) fairly present in all material respects the consolidated financial position, the results of operations, retained earnings or cash flows, as the case may be, of the Company for the periods set forth therein in each case in accordance with GAAP, consistently applied during the periods involved, except as may be noted therein.
(i)
Litigation. Except as set forth in the SEC Documents, there are no claims, actions, suits, investigations, inquiries or proceedings (each, an “Action”) pending against the Company or any of its Subsidiaries or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, at law or in equity, or before or by any court, tribunal, arbitrator, mediator or any federal or state commission, board, bureau, agency or instrumentality, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
(j)
Absence of Certain Changes. Except as specifically contemplated by this Agreement or as set forth in Schedule 3.1(j) or in the SEC Documents, since December 28, 2024, (a) there has not been any event, occurrence or development that has had or that would reasonably be expected to result in any Material Adverse Effect; (b) the Company has not incurred any material liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (ii) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filing made with the Commission, (c) the Company has not altered its method of accounting, (d) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreement to purchase or redeem any shares of its capital stock, (e) the Company has not issued any equity securities to any officer director or Affiliate, except pursuant to existing Company stock option plans, (f) the Company has not consummated or entered into any agreements with respect to any acquisition (by merger, consolidation, acquisition of stock and/or assets or otherwise) of any Person by the Company, (g) the Company has not entered into, or agreed to enter into any transactions, other than in the ordinary course of business, consistent in all material respects with past practices, with any of its officers, directors or principal stockholders or any of their respective Affiliates, (h) the Company has not made any sale, transfer, lease, sublease, license, or otherwise disposed of any of the assets or properties of the Company, except in the ordinary course of business consistent with past practice (provided that none of such actions, individually or in the aggregate, were, or would reasonably be expected to be, material to the business of the Company), or (i) the Company does not have any liabilities, debts, obligations, claims against it or commitments of any nature or type (whether known or unknown, absolute, accrued or unaccrued, contingent, asserted or unasserted or otherwise) other than in the ordinary course of business, consistent in all material respects with past practices and that are not, individually or in the aggregate, material (in type or amount) to the business of the Company. Additionally, the Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on or for any indebtedness or other payment obligation of any other Person.
(k)
Intellectual Property.
(i)
The Company and its Subsidiaries own, or have the right to use, sell or license all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses, and other intellectual property rights used in connection with their respective businesses reasonably required for the conduct of their respective businesses as presently conducted (collectively, the “Company IP”) except for any failure to own or have the right to use, sell or license the Company IP that would not have a Material Adverse Effect.
(ii)
The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a breach of any instrument or agreement governing any Company IP, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Company IP or impair the right of Company and its Subsidiaries to use, sell or license any Company IP.
(iii)
(A) None of the manufacture, marketing, license, sale and use of any product currently licensed or sold by the Company or any of its Subsidiaries (x) violates any license or agreement between the Company or any of its Subsidiaries and any third party, (y) to the knowledge of the Company, infringes any patent of any other party; or (z) to the knowledge of the Company, infringes any copyright, trademark or trade secret of any other party, and (B) there is no pending or, to the knowledge of the Company, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Company IP. Neither the Company nor any Subsidiary has received any written notice that any of the Company IP violates or infringes upon the rights of any Person. To the knowledge of the Company all such Company IP is enforceable and there is no existing infringement by another Person of any of the Company IP. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect.
(l)
No Adverse Actions. Except as set forth in the SEC Documents, there is no existing, pending or, to the knowledge of the Company, threatened termination, cancellation, limitation, modification or change in the business relationship of the Company or any of its Subsidiaries, with any supplier, customer or other Person except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(m)
Corporate Documents. The Company’s certificate of incorporation and bylaws, each as amended on or prior to Closing in connection with the filing of the Certificate of Designation, which have been requested and previously provided to the Purchasers are true, correct and complete and contain all amendments thereto.
(n)
Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The coverage pursuant to the current insurance policies or binders maintained by the Company are sufficient for compliance with applicable laws and for compliance with any obligation under any contract to which the Company and its Subsidiaries are a party. The Company and its Subsidiaries are not in default under any such policy or binder the effect of which would reasonably be expected to jeopardize coverage (whether generally or with respect to a specific claim) thereunder and has received no notice of cancellation of any such policy or binder. Neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
(o)
No Other Representations. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.
(p)
Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
(q)
Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.
(r)
Taxes. The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor, to the Company’s knowledge, are there any material proposed additional tax assessments against the Company or any of its subsidiaries.
(s)
Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations hereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.
(t)
Disclosure. The Transaction Documents, and the exhibits and schedules attached thereto, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made.
3.2
Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
(a)
Organization; Authority; Enforceability. Such Purchaser (other than individuals) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief, or other equitable remedies.
(b)
General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
(c)
No Public Sale or Distribution. Such Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act and is not limiting such Purchaser’s right to sell the Securities pursuant to the terms of the Investor Rights Agreement. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Subject to the terms of the Investor Rights Agreement, such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
(d)
Accredited Investor Status. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.
(e)
Residency. Such Purchaser is a resident of the jurisdiction set forth below such Purchaser’s name on Schedule 1 attached hereto.
(f)
Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.
(g)
Information. Such Purchaser and its advisors, if any, have been furnished with all publicly available materials (or such materials have been made available to such Purchaser) relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Securities as have been requested by such Purchaser, including without limitation the Company’s Form 10-K for the period ended December 30, 2023 and Forms 10-Q for the periods ended September 28, 2024, June 29, 2024, and March 30, 2024. Each Purchaser acknowledges that it has read and understands the risk factors set forth in such Form 10-K for the period ended December 30, 2023 and Forms 10-Q for the periods ended September 28, 2024, June 29, 2024, and March 30, 2024, and that it has read the Company’s Current Reports on Forms 8-K filed January 14, 2025, November 26, 2024, November 13, 2024, November 12, 2024, October 3, 2024, September 6, 2024, August 8, 2024, August 5, 2024, July 3, 2024, June 21, 2024, May 24, 2024, May 14 2024, March 26, 2024. Neither such review nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser understands that its investment in the Securities involves a high degree of risk.
(h)
No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.
(i)
Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters, including investing in companies engaged in the business in which the Company is engaged, so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES
4.1
Transfer Restrictions.
(a)
The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser (who is an accredited investor and executes a customary representation letter) or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably satisfactory to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act, provided, however, that in the case of a transfer pursuant to Rule 144, no opinion shall be required if the transferor provides the Company with a customary seller’s representation letter, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker’s representation letter and a Form 144. Any such transferee that agrees in writing to be bound by the terms of this Agreement and the Investor Rights Agreement shall have the rights of a Purchaser under this Agreement and the Investor Rights Agreement. Except as required by federal securities laws and the securities law of any state or other jurisdiction within the United States, the Securities may be transferred, in whole or in part, by any of the Purchasers at any time. The Company shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 4.1(a).
(b)
The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of one or more legends, as applicable, on any of the Securities in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM,

OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, SUCH COUNSEL AND THE SUBSTANCE OF SUCH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. UNLESS PROHIBITED BY APPLICABLE LAW, RULE OR REGULATION, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

The Company acknowledges and agrees that, unless prohibited by applicable law, rule or regulation, a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith; provided, however, that such Purchaser shall provide the Company with such documentation as is reasonably requested by the Company to ensure that the pledge is pursuant to a bona fide margin agreement with a registered broker-dealer or a security interest in some or all of the shares of Common Stock issued hereunder and held by such Purchaser to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Securities may reasonably request in connection with a pledge or transfer of the Securities, including if the Securities are subject to registration pursuant to the Investor Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c)
Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) following any sale of such Securities pursuant to Rule 144, or (ii) if such Securities are eligible for sale under Rule 144(k) (and the holder of such Securities has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) (and the holder of such Securities has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly upon the occurrence of any of the events in clauses (i), (ii) or (iii) above to effect the removal of the legend hereunder. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later that four (4) Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing the Securities, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends; provided that the holder of any Conversion

Shares has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Company’s transfer agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.
(d)
Each Purchaser, severally and not jointly, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance on, and the Purchaser’s agreement that, and each Purchaser hereby agrees that, the Purchaser will not sell any Securities except pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.
4.2
Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c), such information as is required for the Purchasers to sell the Securities under Rule 144.
4.3
Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that could require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities to the Purchasers for purposes of the rules and regulations of any Trading Market such that it could require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.
4.4
Publicity. The Company shall, within four (4) Business Days following the Closing Date, file a Current Report on Form 8-K, disclosing the transactions contemplated hereby and make such other filings and notices regarding the Contemplated Transactions in the manner and time required by the Commission.
4.5
Listing of Common Stock. The Company hereby agrees that, from time to time, if the Company applies to have additional shares of its Common Stock traded on any Trading Market, it will include in such application the Conversion Shares, and will take such other action as is necessary to cause the Conversion Shares to be listed on such Trading Market as promptly as possible.
ARTICLE V

INDEMNIFICATION, TERMINATION AND DAMAGES

5.1
Survival of Representations. Except as otherwise provided herein, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing Date and shall continue in full force and effect for a period of three (3) years from the Closing Date. The Company’s and the Purchasers’ warranties and representations shall in no way be affected or diminished in any way by any investigation of (or failure to investigate) the subject matter thereof made by or on behalf of the Company or the Purchasers.
5.2
Indemnification.
(a)
The Company agrees to indemnify and hold harmless the Purchasers, their Affiliates, each of their officers, directors, members, managers, partners, shareholders, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the officers, directors, members, managers, partners, shareholders, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each a “Purchaser Party”) and their respective successors and assigns, from and against any losses, liabilities, obligations, claims, contingencies, damages, cost or expenses including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to which are caused by or arise out of (i) any breach or default in the performance by the Company of any covenant or agreement made by the Company in any of the Transaction Documents; (ii) any breach of any representation or warranty made by the Company in any of the Transaction Documents; and/or (iii) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including court costs and reasonable legal fees and expenses) incident to any of the foregoing; provided, however, that the Company will not be liable in any such case to the extent that any such losses, liabilities, obligations, claims, contingencies, damages, cost or expenses arises out of or are based upon the inaccuracy of any representations made by such indemnified party in this Agreement, or the failure of such indemnified party to comply with the covenants and agreements contained herein. The liability of the Company under this paragraph shall not exceed the total Purchase Price paid by the Purchasers for the Securities hereunder. The indemnification required by this Section 5.2(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, in a commercially reasonable manner. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.
(b)
The Purchasers, severally and not jointly, agree to indemnify and hold harmless the Company, its Affiliates, each of their officers, directors, members, managers, partners, shareholders, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the officers, directors, members, managers, partners, shareholders, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons from and against any losses, liabilities, obligations, claims, contingencies, damages, cost or expenses including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation which are caused by or arise out of (A) any breach or default in the performance by the Purchasers of any covenant or agreement made by the Purchasers in any of the Transaction Documents; (B) any breach of any representation or warranty made by the Purchasers in any of the Transaction Documents; and (C) any and all third party actions, suits, proceedings, claims, demands, judgments, costs and expenses (including court costs and reasonable legal fees and expenses) incident to any of the foregoing; provided, however, that the Purchasers will not be liable in any such case to the extent that any such losses, liabilities, obligations, claims, contingencies, damages, cost or expenses arises out of or are based upon the inaccuracy of any representations made by such indemnified party in this Agreement, or the failure of such indemnified party to comply with the covenants and agreements contained herein. The liability of the Purchaser under this paragraph shall not exceed the total Purchase Price paid to the Company for the Securities hereunder.
5.3
Indemnity Procedure. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the “Indemnifying Party” and the other party or parties claiming indemnity is referred to as the “Indemnified Party”. An Indemnified Party under this Agreement shall, with respect to any matter in respect of which indemnity may be sought pursuant to this Agreement, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) Business Days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced.

The Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party’s approval of such counsel, which approval shall not be unreasonably withheld or delayed), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party or its Affiliates may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed). So long as the Indemnifying Party is diligently contesting any such matter in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties or representation of both parties by the same counsel would be inappropriate in the reasonable opinion of counsel to the Indemnified Party, due to conflicts of interest or otherwise. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after written notice to the Indemnifying Party), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim. The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties (subject to the execution of appropriate non-disclosure agreements) as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

With regard to matters with respect to third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the matter. Notwithstanding the foregoing, the reasonable expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

5.4
Reservation of Common Stock. As of the date hereof and subject to the Company’s receipt of the Requisite Approval and the filing of the Certificate of Designation, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares.
5.5
Delivery of Securities after Closing. The Company shall deliver, or cause to be delivered, the respective Securities purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date.
5.6
Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

ARTICLE VI

MISCELLANEOUS
6.1
Fees and Expenses. Each party shall be responsible for the payment of its own legal fees and other third party expenses in connection with the Transaction Documents and the consummation of the Contemplated Transactions.
6.2
Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
6.3
Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 5:00 p.m. (California time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 5:00 p.m. (California time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

With respect to the Company, addressed to:

IRIDEX Corporation

1212 Terra Bella Avenue

Mountain View, CA 94043

Attention: Chief Financial Officer

Facsimile No.: (650) 940-4710

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to:

Wilson Sonsini Goodrich & Rosati, PC

650 Page Mill Road

Palo Alto, California 943041

Attention: Philip H. Oettinger and Eric Hsu

Facsimile No.: (650) 493-6811

Copies of notices to any Purchaser shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

6.4
Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers representing a majority of the Securities sold hereunder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
6.5
Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
6.6
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Purchasers.
6.7
No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Article V. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 6.7 that may be due in connection with the transactions contemplated by this Agreement.
6.8
Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.
6.9
Jurisdiction; Venue; Service of Process. This Agreement shall be subject to the exclusive jurisdiction of the Federal District Court, Northern District of California and if such court does not have proper jurisdiction, the State Courts of Santa Clara County, California. The parties to this Agreement agree that any breach of any term or condition of this Agreement shall be deemed to be a breach occurring in the State of California by virtue of a failure to perform an act required to be performed in the State of California and irrevocably and expressly agree to submit to the jurisdiction of the Federal District Court, Northern District of California and if such court does not have proper jurisdiction, the State Courts of Santa Clara County, California for the purpose of resolving any disputes among the parties relating to this Agreement or the transactions contemplated hereby. The parties irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, or any judgment entered by any court in respect hereof brought in Santa Clara County, California, and further irrevocably waive any claim that any suit, action or proceeding brought in Federal District Court, Northern District of California and if such court does not have proper jurisdiction, the State Courts of Santa Clara County, California has been brought in an inconvenient forum. Each of the parties hereto consents to process being served in any such suit, action or proceeding, by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 6.9 shall affect or limit any right to serve process in any other manner permitted by law.
6.10
Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission by attaching a pdf copy of a signature page to an electronic transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
6.11
Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
6.12
Replacement of Securities. If any certificate or instrument evidencing any of the Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested by the Company.
6.13
Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
6.14
Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall, to the extent permissible under applicable law, be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
6.15
Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Except to the extent otherwise specifically provided in the Transaction Documents, each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.
6.16
Waiver of Trial by Jury. THE PARTIES HERETO IRREVOCABLY WAIVE TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
6.17
Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to better evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement, and further agrees to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable law to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement.
6.18
Like Treatment. Neither the Company nor any of its Affiliates shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for redemption, conversion or exercise of the Securities, or otherwise, to any Purchaser or holder of Securities, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment to any terms or provisions of this Agreement or the other

Transaction Documents, unless such consideration is offered to all Purchasers or holders of Securities bound by such consent, waiver or amendment. The Company shall not, directly or indirectly, redeem any Securities unless such offer of redemption is made pro rata to all Purchasers or holders of Securities, as the case may be, on identical terms.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

IRIDEX Corporation

By: /s/ Patrick Mercer

Name: Patrick Mercer

Title: President and Chief Executive Officer

PURCHASERS:

NOVEL INSPIRATION INTERNATIONAL CO., LTD.

By: /s/ David Lin
Name: David Lin
Title: Chief Executive Officer

[IRIDEX Corporation Securities Purchase Agreement Signature Page]

Schedule 1

to Securities Purchase Agreement

Schedule of Purchasers

Name, Address and Fax Number of Purchaser	Number Series B Preferred Shares	Aggregate Unit Purchase Price
Novel Inspiration International Co., Ltd.	600,000	$6,000,000

Totals:	600,000	$6,000,000

[IRIDEX Corporation Securities Purchase Agreement Signature Page]

Exhibit A

Investor Rights Agreement

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement (this “Agreement”) is made and entered into as of March 19, 2025 by and among IRIDEX Corporation, a Delaware corporation (the “Company”), and the purchaser executing this Agreement and listed on Schedule 1 attached hereto (the “Purchaser”).

This Agreement is being entered into pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchaser (the “Purchase Agreement”).

The Company and the Purchaser hereby agree as follows:

1.
Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 3(n).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(o).

“Board” shall have the meaning set forth in Section 3(o).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of California generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s Common Stock, par value $0.01 per share.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of (i) the shares of Series B Preferred Stock purchased by the Purchaser pursuant to the Purchase Agreement, (ii) the shares of Series B Preferred Stock issued upon conversion of the Notes, and (iii) if applicable and upon issuance of the Growth Notes, the Growth Note Common Shares.

“Director Nominee” and “Director Nominees” shall have the meaning ascribed to such terms in Section 7(a).

“Effectiveness Date” means, with respect to a Registration Statement requested to be filed pursuant to Section 2(a), the Requested Effectiveness Date.

“Effectiveness Period” shall mean, with respect to any Registration Statement, the time period beginning with when such Registration Statement is declared effective under the Securities Act and ending on such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) with respect to such Holder, such time as all Registrable Securities held by such Holder may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means, with respect to a Registration Statement requested to be filed pursuant to Section 2(a), the Requested Filing Date.

“Growth Notes” shall have the meaning ascribed to such term in the Note Purchase Agreement.

“Growth Note Common Shares” shall many the shares of Common Stock into which the Growth Notes convert.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including without limitation the Purchaser and their successors and assigns.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Interest Payment Shares” shall have the meaning ascribed to such term in the Notes.

“Losses” shall have the meaning set forth in Section 5(a).

“NASDAQ” shall mean the NASDAQ Stock Exchange.

“Notes” means the convertible promissory note issued pursuant to the Note Purchase Agreement.

“Note Purchase Agreement” means the Note Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchaser.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Purchase Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Registrable Securities” means (a) the Conversion Shares and the Interest Payment Shares or other securities issued or issuable to each Purchaser or its transferee or designee (i) upon conversion of the Series B Preferred Stock, the Growth Notes and/or issued as quarterly accrued interest payments on the Notes, as applicable, (ii) upon any dividend or distribution with respect to, any exchange for or any replacement of such Conversion Shares or Interest Payment Shares or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of, or in reduction of the liquidation value of, any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect as described in Section 2 of this Agreement.

“Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Series B Preferred Stock” means the Company’s Series B Preferred Stock, par value $0.01 per share.

2.
Registration.
(a)
Request for Registration. Subject to the conditions set forth in this Section 2, if, at any time after the Closing (as defined in the Purchase Agreement), the Company shall receive from Holders of sixty percent (60%) of the then outstanding Registrable Securities a written request signed by such Holders that the Company effect any registration with respect to all or a part of the Registrable Securities (such request shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holders), the Company will: (i) within fifteen (15) days of the receipt of such request, give written notice of the proposed registration to all other Holders; and (ii) as soon as practicable, but in any event within ninety (90) days following the Company’s receipt of notice from such Holders (the date of expiration of such ninety (90) day period, the “Requested Filing Date”) file and use its reasonable best efforts to effect such registration within one hundred and twenty (120) days after receipt of such written request (the later of such dates, the “Requested Effectiveness Date”) (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and to permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after such written notice from the Company is mailed or delivered. The Company shall use its best efforts to keep such registration current and effective during the Effectiveness Period.
(b)
Underwriting. In the event the request to effect a registration specifies such registration is to be underwritten, the right of any Holder to include all or any portion of its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities to the extent provided herein; provided, however that Holders will have the right to initiate up to three (3) such underwritten offerings. If the Company shall request inclusion in any registration pursuant to this section of securities being sold for its own account, the Holders shall, on behalf of all holders of the Company’s securities, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters. The underwriter or underwriters shall be mutually designated by the Company and a majority-in-interest of the selling Holders. The selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such selling Holders. Such underwriting agreement shall also contain such representations and warranties by such selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant. The Company shall not require any Holder in any such underwriting agreement or related documents to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding such Holder’s title to Registrable Securities and any written information provided by the Holder to the Company expressly for inclusion in the related registration statement. In the case of an underwritten offering initiated by the Holders under this Section 2(b), the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Holders and the underwriters.

In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this section, the Company shall make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each selling Holders, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by any selling Holders or any managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified the Company’s financial statements to make themselves available to discuss the business of the Company and to supply all information reasonably requested by any such selling Holders, managing underwriters, attorneys, accountants or agents in connection with such registration statement as shall be necessary to enable them to exercise their due diligence responsibility (subject to entry by each such person into customary confidentiality agreements in a form reasonably acceptable to the Company).

Notwithstanding any other provision of this Agreement, if the underwriters reasonably advise the Company or the selling Holders, as applicable, in writing that, based on market conditions, the number of shares to be underwritten exceeds the number that the underwriters advise can be sold in such underwriting without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the underwriters may (subject to the limitations set forth below) include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine will not jeopardize the success of the offering. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, (ii) second, to the Company for securities being sold for its own account and (iii) third, to the other holders of securities of the Company requesting to participate therein distributing their securities through such underwriting based on the pro rata percentage of securities held by such other holders.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall withdraw therefrom following written notice by the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company may then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion, in the manner set forth above.

3.
Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)
Prepare and file the applicable Registration Statement covering the Registrable Securities as required by Section 2 hereof, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than ten (10) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders or their counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of the Holders or their counsel, and (ii) at the request of any Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto (including any documents that would be incorporated or deemed to be incorporated therein by reference) and work in good faith to resolve Holder objections, to which the Holders of a majority of the Registrable Securities or their counsel shall reasonably object within ten (10) Business Days after their receipt thereof. In the event of any such objection, the Holders shall provide the Company with any requested revisions to such prospectus or supplement within ten (10) Business Days of such objection.
(b)
(i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to the extent any Registrable Securities are not included in such Registration Statement for reasons other than the failure of the Holder to comply with Section 3(m) hereof, shall prepare and file with the Commission such amendments to the Registration Statement or such additional Registration Statements in order to register for resale under the Securities Act all Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably practicable provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement, but not, without the prior written consent of the Holders, any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
(c)
Notify Holders of Registrable Securities to be sold as promptly as reasonably practicable (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and after the effectiveness thereof: (i) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which the Holders may be entitled under this Agreement, if any of the events described in Section 3(c)(C)(i), 3(c)(C)(ii), 3(c)(C)(iii) or 3(c)(C)(iv) occur, the Company shall use its reasonable best efforts to respond to and correct the event and furnish without charge to the Holders.
(d)
Use its reasonable best efforts to avoid the issuance of, or, if issued, use reasonable best efforts to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable time.
(e)
If requested by any Holder of Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
(f)
Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)
Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.
(h)
Prior to any resale of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.
(i)
Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.
(j)
Following the occurrence of any event contemplated by Section 3(c)(C)(iv), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(k)
Cause all Registrable Securities relating to such Registration Statement to be listed on any United States securities exchange, quotation system, market or over-the-counter bulletin board on which similar securities issued by the Company are then listed.
(l)
Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of notice of any of the events set forth in Section 3(c).

(m)
Use reasonable best efforts to comply and maintain in all material respects with all applicable rules and regulations of the Commission with respect to the Registration Statement.
(n)
Request each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law or the Commission to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(C)(i), 3(c)(C)(ii), 3(c)(C)(iii), 3(c)(C)(iv), or 3(o), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed within 60 calendar days. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 3(c).

(o)
If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may (i) postpone or suspend filing or effectiveness of a registration statement or (ii) notify the Holders that the Registration Statement may not be used in connection with any sales of the Company’s securities, in each case, for a period not to exceed thirty (30) consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(o) for more than sixty (60) days in the aggregate during any 12 month period (each, a “Blackout Period”). However, the Company may exercise such right only if it imposes a similar blackout restriction on all other holders of comparable securities with registration rights, if any. Additionally, the Company shall provide written notice to the Holders within three (3) Business Days of invoking a Blackout Period, specifying the general reason and expected duration. If the Board fails to provide an update within thirty (30) days of the commencement of a Blackout Period, the Blackout Period shall automatically terminate.
4.
Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with NASDAQ and each other securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including, in the case of an underwritten offering, the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters) and legal counsel. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Holders of at least a majority of the Registrable Securities to act as counsel for the Holders in connection with the Registration Statement or any piggyback registration under Section 8(d). Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions with respect to any Registrable Securities sold by it.

5.
Indemnification.
(a)
Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, shareholders, agents and employees of each such controlling Person, and their respective successors and assigns, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, penalties, judgments, suits, damage, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any other document incident to any such registration, qualification or compliance, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, or any violation by the Company of the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, except to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto or (y) such Holder’s proposed method of distribution of Registrable Securities, as such Holder informs the Company in writing; or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(C)(ii), 3(c)(C)(iii), 3(c)(C)(iv) or 3(o), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(n); provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) to this Agreement) and shall survive the transfer of the Registrable Securities by the Holders.
(b)
Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus, or in any amendment or supplement thereto, or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus, or such form of prospectus or in any amendment or supplement thereto or (y) such Holder’s proposed method of distribution of Registrable Securities as such Holder otherwise informs the Company in writing, (ii) in the case of an occurrence of an event of the type described in Section 3(c)(C)(ii), 3(c)(C)(iii), 3(c)(C)(iv) or 3(o), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(n) or (iii) such Holder’s failure to comply with the Prospectus delivery requirements of the Securities Act through no fault of the Company; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.
(c)
Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), with respect to any matter in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall, within thirty (30) Business Days, notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) such Indemnified Party shall have been advised in writing by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of any judgment or effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not impose any monetary or other obligation or restriction on the Indemnified Party. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)
Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be required to contribute under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. The indemnity and contribution agreements herein are in addition to and not in diminution or limitation of any indemnification provisions under the Purchase Agreement.

6.
Rule 144.

As long as any Holder owns shares of Series B Preferred Stock, Conversion Shares, Notes or Interest Payment Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns shares of Series B Preferred Stock, Conversion Shares, Notes or Interest Payment Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Conversion Shares or Interest Payment Shares, without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

7.
Other Covenants.
(a)
Board Nominees. Effective upon the Closing, Novel Inspiration International Co., Ltd., (“Novel”) shall be entitled to appoint and maintain two individuals (each, a “Director Nominee”, and together, the “Director Nominees”) as members of a five member Board, provided that the right of Novel to appoint and maintain the Director Nominees shall be subject to the fiduciary duties of the Board as well as the continued satisfaction of the following conditions:
(i)
Novel shall be entitled to appoint and maintain one Director Nominee for so long as it Beneficially Owns (as defined below) at least five percent (5%) of the deemed voting power or outstanding Common Stock of the Company; and
(ii)
Novel shall be entitled to appoint and maintain a second Director Nominee for so long as Novel Beneficially Owns greater than twenty percent (20%) of the deemed voting power or outstanding Common Stock of the Company.

For purposes of this Section 7(a), “Beneficially Owns” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act, except that for purposes of this Agreement the words “within sixty days” in Rule 13d-3(d)(1)(i) shall not apply, to the effect that a person shall be deemed to Beneficially Own a security if that person has the right to acquire beneficial ownership of such security at any time. For the avoidance of doubt, for purposes of this Agreement, the Purchaser (or any other person) shall at all times be deemed to Beneficially Own shares of Company Common Stock issuable upon conversion of the Notes directly or indirectly held by them, irrespective of any non-conversion limitation specified in the Notes or this Agreement or any restrictions on transfer or voting contained in this Agreement.

(b)
Other Board Matters. The Company and Novel further agree and acknowledge that for so long as Novel is entitled to appoint and maintain at least one Director Nominee pursuant to Section 7(a) above, that:
(i)
the size of the Board shall be maintained at, and shall not exceed, five directors; and
(ii)
a Budget Committee of the Board of Directors (the “Budget Committee”) shall be created and maintained, consisting of no more than four members, which Budget Committee shall, subject to the oversight, review and approval of the full Board, have primary responsibility for developing, assessing and reviewing the Company’s operating plan and budget, the Company’s product research and development plans, and will conduct prior review of material investor communications; and
(iii)
ensure that Novel has the right to designate one or both of the Director Nominees to the Budget Committee.
(c)
Certain Corporate Actions. So long as Purchaser or any of its Affiliates collectively holds at least a majority of the outstanding shares of Series B Preferred Stock issued to it pursuant to the Purchase Agreement, the Company shall not, without the approval of Purchaser, effect any of the following acts or transactions:
(i)
any change in the rights, preferences or privileges of the shares of Series B Preferred Stock in a manner that adversely affects the special rights, powers and preferences of the Series B Preferred Stock;
(ii)
create any new class or series of shares of the Company’s capital stock having rights, preferences or privileges with respect to dividends or payments upon liquidation senior to or on parity unless the same ranks junior to or pari passu with the Series B Preferred Stock;
(iii)
pay dividends or distributions in respect of or redeeming the Company’s common stock or any other securities that are junior to, or pari passu with, the Series B Preferred Stock;
(iv)
amend, modify, or repeal of any provision of the Company certificate of incorporation or bylaws in a manner that adversely affects the rights, preferences, or privileges of the Series B Preferred Stock; or

(v)
paying dividends or distributions in respect of or redeem the Company’s common stock or any other junior securities.
8.
Miscellaneous.
(a)
Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and the posting of any bond.
(b)
No Inconsistent Agreements. Except as otherwise disclosed in the Purchase Agreement and the disclosure schedule thereto, or in the Company’s SEC filings, neither the Company nor any of its Subsidiaries is a party to an agreement currently in effect that is inconsistent with the rights granted to the Holders in this Agreement, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
(c)
Notice of Effectiveness. Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission.
(d)
Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering all of the Registrable Securities or in the event that the Company shall initiate any Registration Statement prior to the events contemplated in Section 2, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within ten (10) Business Days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 8(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company). For purposes of clarity, any registration effected pursuant to Section 8(d) hereof shall not be counted as a registration under Section 2 hereof.
(e)
Consent to Jurisdiction. Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in California for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(e) shall affect or limit any right to serve process in any other manner permitted by law.
(f)
Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
(g)
Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., California time, on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., California time, on any date and earlier than 11:59 p.m., California time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service such as Federal Express or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule 1 attached hereto, or with respect to the Company, addressed to:

IRIDEX Corporation

1212 Terra Bella Avenue

Mountain View, California 94043

Attention: Chief Financial Officer

Facsimile No.: (650) 940-4710

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to:

Wilson Sonsini Goodrich & Rosati P.C.

650 Page Mill Road

Palo Alto, California 94306

Attention: Philip H. Oettinger and Eric Hsu

Facsimile No.: (650) 493-6811

Copies of notices to any Holder shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

(h)
Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns; provided, that the Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder; and provided, further, that each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
(i)
Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the shares of Series B Preferred Stock, Conversion Shares, Notes or Interest Payment Shares or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement or notice of such assignment is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 8(i), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

The Company may require, as a condition of allowing such assignment in connection with a transfer of shares of Series B Preferred Stock, Conversion Shares, Notes or Interest Payment Shares or Registrable Securities (i) that the Holder or transferee of all or a portion of the shares of Series B Preferred Stock, Conversion Shares, Notes or Interest Payment Shares or the Registrable Securities as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

(j)
Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic means or facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
(k)
Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law thereof.
(l)
Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
(m)
Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(n)
Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
(o)
Registrable Securities Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
(p)
Obligations of Purchaser. Purchaser has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby.

[signature pages follows]

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

COMPANY:

IRIDEX CORPORATION

By: /s/ Patrick Mercer

Name: Patrick Mercer

Title: President and Chief Executive Officer

[IRIDEX Corporation Investor Rights Agreement Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

PURCHASER:

NOVEL INSPIRATION INTERNATIONAL CO., LTD

By: /s/ David Lin

Name: David Lin

Title: Chief Executive Officer

[IRIDEX Corporation Investor Rights Agreement Signature Page]

SCHEDULE 1

PURCHASERS

Name and Address	Copy of Notice to:
Novel Inspiration International Co., Ltd. Vistra Corporate Services Centre Wickhams Cay II, Road Town, Tortola VG1110, British Virgin Islands	David Lin Vistra Corporate Services Centre Wickhams Cay II, Road Town, Tortola VG1110, British Virgin Islands Number: [***] Email: [***]

Exhibit B

Transfer Agreement Instructions

[***]

Exhibit C

Secretary’s Certificate

[***]